UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2009

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02:	Results of Operations and Financial Condition

See the Press Release dated May 1, 2009 furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three months ended March 31, 2009.

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As contemplated in the Corporation’s 2009 proxy statement (the “Proxy Statement”), the goal representing 10% or 15% of each executive officer’s 2008 annual incentive award based on the Corporation’s annual earnings per share growth and return on equity relative to that of other companies in the industry was determined on April 29, 2009, after the printing of the Proxy Statement. The Corporation was below the median of the peer group companies for return on equity and earnings per share growth in 2008, which resulted in no payout for this goal. The determination of the relative performance goal, therefore, did not result in any changes to the Summary Compensation Table as included in the Proxy Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated May 1, 2009 reporting on TECO Energy, Inc.’s financial results for the three months ended March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2009	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated May 1, 2009 reporting on TECO Energy, Inc.’s financial results for the three months ended March 31, 2009.